UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2025

INSULET CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33462	04-3523891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Nagog Park
Acton	Massachusetts	01720
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(978)	600-7000

Not Applicable (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	PODD	The NASDAQ Stock Market, LLC

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Approval of 2025 Annual Stock Option and Incentive Plan. As described in Item 5.07 below, at the 2025 annual meeting of shareholders (the “2025 Annual Meeting”) of Insulet Corporation (the “Company”) held on May 22, 2025, the Company’s shareholders approved the Insulet Corporation 2025 Stock Option and Incentive Plan (the “2025 Plan”) to replace the Insulet Corporation 2017 Stock Option and Incentive Plan as a means by which the Company makes equity and cash awards to key persons. The maximum number of shares of common stock that may be issued under the 2025 Plan is 7,400,000, subject to adjustment as provided in the 2025 Plan.
A detailed summary of the material terms of the 2025 Plan appears in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 29, 2025 (the “Proxy Statement”). The description above as well as the summary in the Proxy Statement are qualified in their entirety by reference to the 2025 Plan, which is filed as Exhibit 99.1 to our Registration Statement on Form S-8 filed with the SEC on May 22, 2025.
Approval of revised forms of Equity Agreements. On May 21, 2025, the Talent and Compensation Committee (the “Committee”) of the Board of Directors of the Company approved the Company’s forms of Non-Qualified Stock Option Agreement, Restricted Stock Unit Agreement), Performance Stock Unit Agreement and Restricted Stock Unit Agreement for Non-Employee Directors (collectively the “Equity Agreements”) to be used for equity awards under the 2025 Plan.
The above description of the Equity Agreements does not purport to be complete and is qualified in its entirety by reference to the agreements attached to this report as Exhibit 10.1, 10.2, 10.3 and 10.4, respectively, and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders
The Company held its 2025 Annual Meeting of Stockholders on May 22, 2025. Of the 70,361,846 shares outstanding and entitled to vote, 65,468,288 shares were represented at the meeting, constituting a quorum of 93.04%.
Shareholders:
•Elected each of the three Class III director nominees to the Board for a three-year term;
•Provided advisory approval of the compensation of certain of the Company’s executive officers (“Say-on-Pay”);
•Approved the Insulet Corporation 2025 Stock Option and Incentive Plan; and
•Ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

The results of the votes for each of these proposals were as follows:

Proposal 1.	Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Jessica Hopfield	62,664,751	753,060	2,050,477
Ashley A. McEvoy	63,350,789	67,022	2,050,477
Elizabeth H. Weatherman	60,088,187	3,329,624	2,050,477

The terms in office of the Class I (Luciana Borio, Michael R. Minogue and Timothy C. Stonesifer) and the Class II Directors (Wayne A.I. Frederick, Flavia H. Pease, and Timothy J. Scannell) continued after the 2025 Annual Meeting.

Proposal 2.	Advisory Vote on Executive Compensation – Say on Pay

For	Against	Abstentions	Broker Non-Votes
58,818,822	4,301,579	297,410	2,050,477

Proposal 3.	Approval of the Insulet Corporation 2025 Stock Option and Incentive Plan

For	Against	Abstentions	Broker Non-Votes
59,870,880	3,256,359	290,572	2,050,477

Proposal 4.	Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

For	Against	Abstentions
65,013,818	415,781	38,689

No other matters were submitted for shareholder action.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
10.1	Form of Insulet Corporation 2025 Stock Option and Incentive Plan Non-Qualified Stock Option Agreement

10.2	Form of Insulet Corporation 2025 Stock Option and Incentive Plan Restricted Stock Unit Agreement

10.3	Form of Insulet Corporation 2025 Stock Option and Incentive Plan Performance Stock Unit Agreement

10.4	Form of Insulet Corporation 2025 Stock Option and Incentive Plan Restricted Stock Unit Agreement for Non-Employee Directors

104	Cover Page Interactive Date File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

INSULET CORPORATION

Date: May 28, 2025	By:	/s/ Patricia K. Dolan
Patricia K. Dolan
Vice President and Secretary